SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C 20549

                              FORM 8-K

                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 21, 1995

                        FRONTIER CORPORATION
       (Exact name of registrant as specified in its charter)

         New York              1-4166            16-0613330
   (State or other          (Commission        (IRS Employer
    jurisdiction of          File Number)    Identification No.)
    incorporation)

180 South Clinton Avenue, Rochester, New York        14646
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code  (716) 777-1000

Item 5   Other Events
------   ------------
     Frontier Corporation announced today the appointment of Marvin C. Moses to vice chairman and a member of its Board of Directors. Moses will continue to oversee the financial affairs of the Company in his role as chief financial officer.

     Frontier also announced the resignation of William Oberlin, effective immediately, from his position as president and chief operating officer of the Company and as a member of the Board of Directors. Ronald L. Bittner, chairman and CEO of Frontier, will assume Oberlin's duties on an interim basis.

     As permitted by General Instruction F to Form 8-K, the
Registrant incorporates by reference the information contained in the press release which is filed as an Exhibit to this Report on Form 8-K.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.


                                   Frontier Corporation
                                   (Registrant)


Dated: November 21, 1995           By:  /s/Barbara J. LaVerdi
                                        -------------------------
                                        Barbara J. LaVerdi
                                        Assistant Secretary

                           EXHIBIT INDEX



Exhibit Number      Description
--------------      ---------------

     99             Press Release dated      Filed herewith
                    November 21, 1995